SECURITIES AND EXCHANGE COMMISSION
                          WASHINGTON, D.C. 20549

                                 FORM 8-K

                              CURRENT REPORT
  PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

             Date of Report (Date of earliest event reported):
                             January 22, 2001

                   NATIONAL HEALTH & SAFETY CORPORATION
          (Exact name of registrant as specified in its charter)


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               UTAH                        0-24778           87-0505222
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  (State or other jurisdiction of        (Commission        (IRS Employer
  incorporation or organization)        File Number)      Identification
                                                          No.)
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                       120 GIBRALTAR ROAD, SUITE 107
                             HORSHAM, PA 19044
                  (Address of principal executive office)

                Issuer's telephone number:  (215) 682-7114


             IMPLEMENTATION OF THE PLAN AND CHANGE IN CONTROL.

On January 22, 2001, the former shareholders of MedSmart Healthcare Network, Inc. ("MedSmart") exchanged all of their MedSmart stock for a majority of the outstanding common stock of National Health & Safety Corporation (the "Company" or "NHLT"), pursuant to NHLT's confirmed Fourth Amended Joint Plan of Reorganization (the "Plan") under Chapter 11 of the U.S. Bankruptcy Code. Before the purchase, NHLT operated as debtor-in-possession under Chapter 11 of the U.S. Bankruptcy Code (Case No. 99-18339-DWS, U.S. Bankruptcy Court, Eastern District of Pennsylvania). The Plan was confirmed on November 27, 2000, and a copy of the Plan was filed as an exhibit to the Company's Form 8-K, dated November 28, 2000, that reported the confirmation. This exchange, together with the contribution of $600,000 by the Co-Proponent of the Plan, KJEI, Ltd. ("KJEI"), implemented the Plan and resulted in a change of control of NHLT.



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                                 CONTENTS

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                            Page
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ITEM 1       CHANGE IN      1
             CONTROL OF
             REGISTRANT
             Description of 2
             Securities
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                                          New Common Stock         2
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                                          Series A Preferred Stock 2
                                          Series B Preferred Stock 3
                                          Warrants                 3
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
ITEM 3 BANKRUPTCY OR RECEIVERSHIP                4
ITEM 5 OTHER EVENTS AND REGULATION FD DISCLOSURE 5
ITEM 7 FINANCIAL STATEMENTS AND EXHIBITS         5
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1



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ITEM 1    CHANGE IN CONTROL OF REGISTRANT

National Health & Safety Corporation was originally incorporated in the late 1980s and since 1993 has been in the business of developing and marketing POWERx Network, a system which provides a method for connecting medical providers willing to provide medical services on a discount basis to patients requiring those medical services. NHLT had successfully developed an extensive network of over 500,000 PowerX Network medical providers as of the date NHLT filed its Chapter 11 petition.
Unfortunately, NHLT was not able to find an adequate source of financing, and was never successful in marketing the POWERx product to consumers. For more information regarding NHLT's business before the Chapter 11 case, please see the Fourth Amended Disclosure Statement, attached as Exhibit 1.2.

Prior to the filing of the Chapter 11 petition, NHLT entered into negotiations with MedSmart regarding MedSmart's financing or purchasing of POWERx. NHLT recognized that MedSmart had the sources of capital, technology, management depth, and expertise necessary to further develop and market the POWERx products. With the Bankruptcy Court's approval, NHLT sold POWERx to MedSmart shortly after filing the Chapter 11 case.

During the Chapter 11 case, NHLT realized that with a new infusion of capital, it might be able to reacquire POWERx. NHLT was interested in reacquiring POWERx because MedSmart had improved, streamlined, and further developed POWERx. During its ownership, MedSmart had turned POWERx into a turnkey Internet e-Commerce business-to-business and business to consumer service provider.

The Bankruptcy Court approved the Fourth Amended Joint Plan of Reorganization (the "Plan") on November 27, 2000. The Plan is incorporated by reference to the Company's report on Form 8-K dated November 28, 2000. As contemplated by the Plan, NHLT purchased all outstanding stock of MedSmart in an exchange for 130,000,000 shares of NHLT New Common Stock as of the closing date. A copy of the Plan and Agreement of Exchange between MedSmart and NHLT is attached as Exhibit 1.3. Before the acquisition, MedSmart assets consisted of all rights to PowerX, some cash, accounts receivable, two notes receivable, computer equipment, furniture, and telephone equipment.

Under the Plan of Agreement and Exchange, the holders of all of the issued and outstanding shares of common stock of MedSmart exchanged their shares for newly issued New Common Shares of NHLT so that MedSmart became a wholly owned subsidiary of NHLT and the MedSmart shareholders now collectively hold 130,000,000 shares of New Common Stock of NHLT.

Also, pursuant to the Plan, five investors purchased 45,000,000 shares of NHLT's New Common Stock for $600,000 cash ($.0133 PER SHARE). The five investors included three family partnerships and one individual, all of whom were MedSmart shareholders, and one newly formed partnership. Because of its purchases and aggregation of common stock received upon exchange for MedSmart shares, each of these purchasers will become holders of more than 5% of NHLT's stock after implementation of the Plan. All of the 45,000,000 NHLT shares were purchased pursuant to the exemption from registration requirements of the Securities Act of 1933 contained in Section 4(2) of the Act, and accordingly, those shares are "restricted securities" which may not be resold without registration under the Act or pursuant to an exemption, including the exemption contained in the SEC's Rule 144.
Prior to the MedSmart acquisition NHLT had 58,803,716 shares of common stock issued and outstanding. Upon completion of the MedSmart acquisition and stock purchase described above, the shareholders of MedSmart will own a majority of the 236,850,021 New Common Stock of NHLT (without giving effect to the exercise of 4,390,530 NHLT shares issuable on exercise of options and warrants issued in connection with the Plan). As contemplated by the Plan, the former MedSmart shareholders will own a majority of the shares of NHLT's outstanding stock and be able to control future shareholder votes, including election of all directors.

DESCRIPTION OF SECURITIES ISSUED IN THE PURCHASE

NHLT is authorized to issue up to 500,000,000 shares of New Common Stock, par value $0.001 per share, and 50,000,000 shares of preferred stock, par value $0.001 per share. On January 22, 2001, there were no outstanding subscriptions, options, contracts, commitments, or demands relating to any authorized but unissued stock of NHLT or other agreements of any character under which NHLT would be obligated to issue or purchase shares of its capital stock, except as provided by the Plan. Issuance of nonvoting equity securities is prohibited. Cumulative voting by the shareholders of the Corporation at any election for Directors is prohibited.

NEW COMMON STOCK

Upon completion of the MedSmart exchange and purchase of shares pursuant to the Plan, as of January 22, 2001, 236,850,021 shares of New Common Stock were outstanding. Holders of Common Stock are entitled to one vote for each share held of record on all matters submitted to a vote of the stockholders. Holders of New Common Stock are entitled to receive ratably such dividends as may be declared by the Board of Directors out of funds legally available therefor. In the event of a liquidation, dissolution or winding up of the Company, holders of New Common Stock are entitled to share ratably in all assets remaining after payment of liabilities and the liquidation preference of any then outstanding preferred stock, if any. Holders of New Common Stock have no right to convert their New Common Stock into any other securities. The New Common Stock has no preemptive or other subscription rights. There are no redemption or sinking fund provisions applicable to the New Common Stock. All outstanding shares of New Common Stock are duly authorized, validly issued, fully paid, and nonassessable.

SERIES A PREFERRED STOCK

NHLT authorized the issuance of up to 4,000,000 shares of Series "A" Preferred Stock that will consist of several sub-series. Currently, 1,595,265 shares of Series "A" Preferred Stock has been issued to claimants. Some claims are still unresolved, the resolution of which may result in more shares being issued. The Series "A" stock has a liquidation preference of $1.00 per share. Each share is convertible by each holder into five (5) shares of New Common Stock on or after 60 days from issuance at the rate of 20,000 Series "A" Preferred Shares per month. The stock is callable at the option of NHLT at $1.00 per share but the holder does not have the option to mandate redemption of the shares. Series "A" stock is not entitled to dividends, whether cumulative or periodic, unless subsequently approved by the Board of Directors of NHLT. It has full voting rights in a vote of the common shareholders of NHLT equal to the number of shares of stock into which such preferred shares would be entitled to be converted.

SERIES B PREFERRED STOCK

NHLT authorized the issuance of 600,000 shares of Series "B" Preferred Stock that will consist of several sub-series. The Series "B" stock has a liquidation preference of $1.00 per share. Each share is convertible by each holder into five (5) shares of New Common Stock on or after 60 days from issuance at the rate of 20,000 Series "B" Preferred Shares per month. The stock is callable at the option of NHLT at $1.00 per share but the holder does not have the option to mandate redemption of the shares. Series "B" stock is not entitled to dividends, whether cumulative or periodic, unless subsequently approved by the Board of Directors of NHLT. It has full voting rights in a vote of the common shareholders of NHLT equal to the number of shares of stock into which such preferred shares would be entitled to be converted.

PRE-PETITION PREFERRED SHAREHOLDERS

In addition, the preferred shareholders are parties to a pre-petition agreement with the Debtor that provided that with respect to the common shares owned by such shareholders, their common stock or option ownership would not be diluted. As of the Petition date, these interests had been diluted and the Plan provided for the issuance of additional common stock to these shareholders to increase their ownership percentage to pre-bankruptcy levels. The issuance of 3,046,308 shares will bring these shareholders to a 5.3% pre-Effective Date ownership interest and will satisfy the terms of the anti-dilution agreement. There is no post-confirmation anti-dilution agreement.


WARRANTS

(a)Generally. NHLT authorized the issuance of up to 4,000,000 Class A Warrants and 600,000 Class B Warrants. Each Class A warrant entitles the registered holder to purchase at any time commencing with the date of sale of the units until 5:00 p.m., Eastern Standard Time, on the second anniversary of the effective date of the Plan, one (1) share of New Common Stock plus one (1) Class B Warrant. Each Class B warrant entitles the registered holder to purchase at any time commencing with the date of sale of the units until 5:00 p.m., Eastern Standard Time, on the third anniversary of the effective date of the Plan, one (1) share of New Common Stock.

(b)Exercise. The warrants may be exercised at any time before their expiration or redemption by submitting the warrant certificate and form of election to purchase, together with payment for the exercise price, to the Company. Warrants may be exercised in whole or in part, in one or more transactions.

(c)Adjustments. The exercise price of the warrants and the number of shares of common stock that may be issued upon the exercise of the warrants are subject to adjustment in certain events, including stock dividends, stock splits, combinations, or reclassifications of the common stock. Additionally, an adjustment would be made in the case of a reclassification or exchange of common stock, consolidation or merger of NHLT with or into another corporation (other than a consolidation or merger in which NHLT is the surviving corporation) or sale of all or substantially all of our assets, in order to enable warrant holders to acquire the kind and number of shares of stock or other securities or property receivable in such event by a holder of the number of shares of common stock that might otherwise have been purchased upon the exercise of the warrant.

(d)Transfer, exchange and exercise. The warrants are in registered form and may be presented to NHLT for transfer, exchange, or exercise at any time prior to their expiration date, at which time they will be void and have no value.

(e)Modification of warrants. NHLT may make such modifications to the warrants as it deems necessary and desirable that do not adversely affect the interests of the warrant holders. NHLT may, in its sole discretion, at any time during the term of the warrants, reduce the exercise price of the warrants to any amount deemed appropriate by the Board of Directors. However, no adjustment of the exercise price shall be made if the amount of such adjustment shall be less than $.05 per warrant, but in such case any adjustment that would otherwise be required then to be made shall be carried forward and shall be made at the time and together with the next subsequent adjustment which, together with any adjustment so carried forward, shall amount to not less than $.05. Whenever the number of shares (and Class B warrants, if applicable) issuable upon the exercise of each warrant or the applicable exercise price of such shares (and Class B warrants, if applicable) is adjusted, as herein provided, NHLT shall promptly mail by first class mail, postage prepaid, to each holder notice of such adjustment or adjustments.

(f)No rights as stockholders. Ownership of a warrant does not entitle the holder to attend or vote at meetings of shareholders, to receive dividends or other distributions paid to shareholders, or receive any distributions if the company is liquidated, or any other rights generally associated with stock ownership.

ITEM 3    BANKRUPTCY OR RECEIVERSHIP

The transactions described in Item 1 all were part of the implementation of NHLT's confirmed Plan, which was reported in the Company's Form 8-K report dated November 28, 2000.



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ITEM 5    OTHER EVENTS

RECENT AMENDMENTS TO OUR ARTICLES OF INCORPORATION

As part of NHLT's reorganization, the bankruptcy court authorized and NHLT adopted an amendment to the Articles of Incorporation, increasing the authorized shares of NHLT capital stock to 500,000,000 shares of common stock, par value $0.001 per share and 50,000,000 shares of preferred stock, par value $0.001 per share. The articles permit NHLT's Board of Directors of to establish the specific terms, rights, voting privileges and preferences of such Preferred Stock, or any series thereof; provided, that issuance of nonvoting equity securities is prohibited. Cumulative voting by the shareholders of the Corporation at any election for Directors is prohibited.

ITEM 7    FINANCIAL STATEMENTS AND EXHIBITS

FINANCIAL STATEMENTS - TO BE SUBMITTED BY AMENDMENT

SEC rules require that NHLT file audited financial statements for MedSmart, together with pro forma financial information for the combined enterprise, within 60 days of this Report on Form 8-K. NHLT intends to file the required financial statements and information to comply with the SEC*s requirement within 60 days. NHLT has engaged the services of HJ & ASSOCIATES, LLC (FORMALLY, JONES, JENSEN, & COMPANY) of Salt Lake City, Utah to perform the financial audit.






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EXHIBITS

2.1 Fourth Amended Joint Plan of Reorganization, In Re: National Health & Safety Corporation, Debtor, Case No. 99-18339-DWS, U.S. Bankruptcy Court, Eastern District of Pennsylvania, dated August 21, 2000, incorporated by reference to the Company's report on Form 8-K dated November 28, 2000.

2.2 Fourth Amended Disclosure Statement , In Re: National Health & Safety Corporation, Debtor, Case No. 99-18339-DWS, U.S. Bankruptcy Court, Eastern District of Pennsylvania, dated August 21, 2000, to be filed by amendment.

2.3 Plan and Agreement of Exchange between National Health & Safety Corporation and the shareholders of MedSmart Healthcare Network, Inc.

2.4 Order confirming Fourth Amended Joint Plan of Reorganization, dated November 27, 2000.

3.1 Amended and Restated Articles of Incorporation, filed with the Utah Department of Commerce Division of Corporations and Commercial Code on January 22, 2001.

3.2  Bylaw Amendment, adopted on January 22, 2001.

4.1 Certificate of Designation for Series A Preferred Stock, filed with the Utah Department of Commerce Division of Corporations and
     Commercial Code on January 22, 2001.

4.2 Certificate of Designation for Series B Preferred Stock, filed with the Utah Department of Commerce Division of Corporations and
     Commercial Code on January 22, 2001.

4.3 Warrant Agreement, filed with the Utah Department of Commerce Division of Corporations and Commercial Code on January 22, 2001.

4.4  Class A Warrant Certificate, dated January 22, 2001.

4.5  Class B Warrant Certificate, dated January 22, 2001.

21.1 Subsidiaries of the Registrant- MedSmart Healthcare Networks, Inc.

27.1 Financial Data Schedule, to be filed by amendment.








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                                SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                   NATIONAL HEALTH & SAFETY CORPORATION


DATE: FEBRUARY 7, 2001